Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500
FOR IMMEDIATE RELEASE
CONTACT: Jared Filippone, CFA
investor.relations@wwwinc.com

WOLVERINE WORLDWIDE REPORTS
FOURTH QUARTER AND FULL YEAR 2025 RESULTS

ROCKFORD, Mich., February 26, 2026 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the fourth quarter and full year 2025 ended January 3, 2026.

"We exceeded our expectations across all key metrics in the fourth quarter, finishing a solid year for the Company. Our biggest brands are growing around the world, direct-to-consumer continues to improve, earnings per share increased meaningfully year-over-year, and I believe we're finding our footing where we've underperformed," said Chris Hufnagel, President and Chief Executive Officer of Wolverine Worldwide. "I'm pleased with our progress in transforming the Company and encouraged by the momentum we've carried into 2026. We're focused squarely on executing our brand-building model with pace and distinction—building awesome products, telling amazing stories, and driving the business each day."

FINANCIAL HIGHLIGHTS

Financial results for 2025, and comparable results from 2024, in each case, for our ongoing business exclude the results of the Sperry business, which was sold in January 2024. Tables have been provided in the back of this release showing the impact of these adjustments on our 2024 financial results. Additionally, fiscal 2025 was a 53-week year and fiscal 2024 was a 52-week year, which affects annual comparisons.

FOURTH QUARTER 2025 FINANCIAL HIGHLIGHTS

(in millions)	January 3, 2026	December 28, 2024	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:
Active Group	$372.7	$331.7	12.4%	10.2%
Work Group	$134.0	$151.1	(11.3)%	(11.7)%
Other	$10.8	$11.9	(9.2)%	(8.4)%
Total Revenue	$517.5	$494.7	4.6%	3.1%
Supplemental Revenue Information
Merrell	$173.1	$163.4	5.9%	4.6%
Saucony	$125.9	$99.6	26.4%	24.2%
Wolverine	$55.8	$62.4	(10.5)%	(10.5)%
Sweaty Betty	$68.9	$63.4	8.8%	4.6%
International	$277.4	$252.7	9.8%	6.8%
Direct-to-Consumer	$160.7	$151.7	5.9%	3.8%
Reported Financial Metrics
Gross Margin	47.0%	43.6%	340 bps
Operating Expenses	$194.5	$177.9	9.3%
Operating Margin	9.4%	7.6%	180 bps
Diluted Earnings Per Share	$0.38	$0.28	35.7%
Non-GAAP and Ongoing Business Financial Metrics
Adjusted Operating Expenses	$186.6	$167.0	11.7%
Adjusted Operating Margin	11.0%	9.9%	110 bps
Adjusted Diluted Earnings Per Share	$0.45	$0.40	12.5%
Constant Currency Diluted Earnings Per Share	$0.45	$0.40	12.5%

Gross margin was 47.0% compared to 43.6% in the prior year. The increase was primarily due to the benefit of product cost savings, a favorable mix shift toward more full-price sales, and the positive impact from recent price increases, partially offset by higher U.S. tariffs.

FULL-YEAR 2025 FINANCIAL HIGHLIGHTS

(in millions)	January 3, 2026	December 28, 2024	Y/Y Change	Constant Currency Change
Segment Revenue Results:
Active Group	$1,407.8	$1,246.1	13.0%	11.7%
Work Group	$422.2	$455.3	(7.3)%	(7.1)%
Other	$44.3	$53.6	(17.4)%	(15.3)%
Total Revenue	$1,874.3	$1,755.0	6.8%	6.0%
Ongoing Total Revenue	$1,874.3	$1,750.4	7.1%	6.3%
Supplemental Brand Information
Merrell	$648.9	$598.4	8.4%	7.6%
Saucony	$533.1	$406.5	31.1%	30.1%
Wolverine	$175.7	$193.1	(9.0)%	(9.0)%
Sweaty Betty	$192.8	$198.9	(3.1)%	(6.1)%
International - Reported	$978.1	$861.6	13.5%	11.9%
International - Ongoing	$978.1	$861.0	13.6%	12.0%
Direct-to-Consumer - Reported	$475.5	$483.9	(1.7)%	(3.1)%
Direct-to-Consumer - Ongoing	$475.5	$480.8	(1.1)%	(2.5)%
Reported:
Gross Margin	47.3%	44.3%	300 bps
Operating Expenses	$736.5	$680.5	8.2%
Operating Margin	8.0%	5.6%	240 bps
Diluted Earnings Per Share	$1.14	$0.55	107.3%
Non-GAAP:
Adjusted Gross Margin	47.3%	44.4%	290 bps
Adjusted Operating Expenses	$717.6	$650.5	10.3%
Adjusted Operating Margin	9.0%	7.3%	170 bps
Adjusted Diluted Earnings Per Share	$1.35	$0.88	53.4%
Constant Currency Earnings Per Share	$1.34	$0.88	52.3%

Gross margin was 47.3% compared to 44.3% in the prior year. The increase was primarily due to the benefit of product cost savings, a favorable mix shift toward more full-price sales, and the positive impact from recent price increases, partially offset by higher U.S. tariffs.

BALANCE SHEET (January 3, 2026 as compared to December 28, 2024)

Cash and cash equivalents were $206 million, an increase of $54 million, or 35.6%.

Inventory was $274 million, an increase of $26 million, or 10.7%.

Net Debt was $415 million, a decrease of $81 million, or 16.2%.

CAPITAL ALLOCATION

During the fourth quarter, the Company repurchased approximately 0.9 million shares of its common stock for a total of approximately $15 million at a weighted average price paid per share of $16.13. As of January 3, 2026, the Company had approximately $135 million remaining under its stock repurchase authorization.

FULL-YEAR 2026 OUTLOOK

The Company's outlook reflects the impact of foreign currency. Additionally, fiscal 2026 is a 52-week year and fiscal 2025 was a 53-week year, which will affect annual comparisons.

For fiscal year 2026, the Company expects:

•Revenue to be approximately $1.960 billion to $1.985 billion, representing growth of approximately 4.6% to 5.9% compared to 2025, constant currency growth of approximately 3.8% to 5.1%, and constant currency growth of approximately 4.5% to 5.8% excluding the impact of the 53rd week in 2025.
•Gross margin to be approximately 46.0%, down 130 basis points compared to 2025 gross margin.
•Operating margin to be approximately 8.8%, up 80 basis points compared to 2025 operating margin, and adjusted operating margin to be approximately 9.1%, up 10 basis points compared to 2025 adjusted operating margin.
•The effective tax rate to be approximately 18.0%.
•Diluted earnings per share in the range of $1.31 to $1.46 and adjusted diluted earnings per share in the range of $1.35 to $1.50.
•Diluted weighted average shares of approximately 81.5 million.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results and the financial results of the "ongoing business" are non-GAAP measures. Adjusted financial results exclude environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, pension settlement and curtailment gains and losses, financing transaction costs, gain on sale of business, trademarks and long-lived assets, other costs not related to the Company's ongoing business, and costs associated with divestitures. The financial results of the ongoing business exclude financial results from the Sperry business. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. ET to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading designers, marketers, and licensors of branded casual footwear and apparel, performance outdoor and athletic footwear and apparel, kids' footwear, industrial work boots and apparel, and uniform footwear. The Company's portfolio includes Merrell®, Saucony®, Sweaty Betty®, Hush Puppies®, Wolverine®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. Wolverine Worldwide is a Great Place to Work® Certified™ company. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding the momentum in its largest brands and future sustained improvement; the Company's outlook for 2026 including, among other results: reported and constant currency revenue; reported gross margin; reported and adjusted operating margin; reported and adjusted net earnings; reported and adjusted diluted earnings per share; diluted weighted average shares; and effective tax rate. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, and other factors affecting consumer spending and confidence in the markets and regions in which the Company’s products are sold; increases or changes in duties, tariffs, quotas or applicable assessment in countries of import and export; the inability for any reason to effectively compete in global footwear, apparel and direct-to-consumer markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; foreign currency exchange rate fluctuations; currency restrictions; supply chain and capacity constraints, production and distribution disruptions, including service interruptions at shipping and receiving ports, reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufacturers, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s direct-to-consumer operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions, potential economic slowdown and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; legal compliance and litigation risks, including with respect to federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and environmental effects on human health; risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses; risks related to stockholder activism; the risk of impairment to goodwill and other intangibles; the success of the Company's restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements whether as a result of new information, future events or otherwise.
# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Fiscal Year Ended
	January 3, 2026	December 28, 2024	January 3, 2026	December 28, 2024
Revenue	$517.5	$494.7	$1,874.3	$1,755.0
Cost of goods sold	274.1	279.0	987.6	977.0
Gross profit	243.4	215.7	886.7	778.0
Gross margin	47.0%	43.6%	47.3%	44.3%

Selling, general and administrative expenses	192.4	175.4	729.9	690.0
Gain on sale of business, trademarks and long-lived assets	—	—	—	(8.5)
Impairment of long-lived assets	—	—	—	9.3
Environmental and other related costs (income), net of recoveries	2.1	2.5	6.6	(10.3)
Operating expenses	194.5	177.9	736.5	680.5
Operating expenses as a % of revenue	37.6%	36.0%	39.3%	38.8%

Operating profit	48.9	37.8	150.2	97.5
Operating margin	9.4%	7.6%	8.0%	5.6%

Interest expense, net	8.2	9.2	32.8	42.7
Other expense (income), net	0.4	2.1	(4.1)	(3.3)
Total other expenses	8.6	11.3	28.7	39.4
Earnings before income taxes	40.3	26.5	121.5	58.1

Income tax expense	7.8	2.7	20.5	9.3
Effective tax rate	19.5%	10.0%	16.9%	15.9%

Net earnings	32.5	23.8	101.0	48.8

Less: net earnings attributable to noncontrolling interests	0.7	0.7	5.2	3.6
Net earnings attributable to Wolverine World Wide, Inc.	$31.8	$23.1	$95.8	$45.2
Diluted earnings per share	$0.38	$0.28	$1.14	$0.55

Supplemental information:
Net earnings used to calculate diluted earnings per share	$30.9	$22.3	$93.1	$43.6
Shares used to calculate diluted earnings per share	81.9	80.5	81.7	80.0

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	January 3, 2026	December 28, 2024
ASSETS
Cash and cash equivalents	$206.3	$152.1
Accounts receivables, net	162.1	209.4
Inventories, net	274.2	247.8
Other current assets	86.8	86.4
Total current assets	729.4	695.7
Property, plant and equipment, net	80.6	89.7
Lease right-of-use assets	99.9	102.1
Goodwill and other indefinite-lived intangibles	611.5	597.6
Other noncurrent assets	187.9	189.3
Total assets	$1,709.3	$1,674.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$411.1	$419.4
Lease liabilities	35.0	33.7
Current maturities of long-term debt	—	10.0
Borrowings under revolving credit agreements	75.0	70.0
Total current liabilities	521.1	533.1
Long-term debt	546.7	568.0
Lease liabilities, noncurrent	105.3	116.0
Other noncurrent liabilities	113.1	135.2
Stockholders' equity	423.1	322.1
Total liabilities and stockholders' equity	$1,709.3	$1,674.4

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Fiscal Year Ended
	January 3, 2026	December 28, 2024
OPERATING ACTIVITIES
Net earnings	$101.0	$48.8
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	25.9	26.2
Deferred income taxes	8.0	20.6
Stock-based compensation expense	24.4	19.1
Pension and SERP expense	(1.0)	0.2
Impairment of long-lived assets	—	9.3
Environmental and other related costs	(14.5)	(13.3)
Gain on sale of business, trademarks and long-lived assets	—	(8.5)
Other	(12.6)	(8.4)
Changes in operating assets and liabilities	8.8	86.1
Net cash provided by operating activities	140.0	180.1

INVESTING ACTIVITIES
Additions to property, plant and equipment	(14.5)	(20.2)
Proceeds from sale of business, trademarks and long-lived assets, net of cash disposed of	—	102.4
Proceeds from company-owned insurance policy liquidations	2.2	7.9
Other	(1.6)	(3.3)
Net cash provided by (used in) investing activities	(13.9)	86.8

FINANCING ACTIVITIES
Payments under revolving credit agreements	(486.0)	(619.0)
Borrowings under revolving credit agreements	491.0	384.0
Proceeds from company-owned insurance policies	—	7.0
Payments on long-term debt	(32.5)	(39.2)
Payments of debt issuance costs	(3.9)	—
Cash dividends paid	(33.3)	(32.5)
Purchase of common stock for treasury	(14.5)	—
Employee taxes paid under stock-based compensation plans	(10.7)	(2.6)
Proceeds from the exercise of stock options	12.2	3.1
Net cash used in financing activities	(77.7)	(299.2)

Effect of foreign exchange rate changes	5.8	(0.2)
Increase (decrease) in cash and cash equivalents	54.2	(32.5)

Cash and cash equivalents at beginning of the year	152.1	184.6
Cash and cash equivalents at end of the year	$206.3	$152.1

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q4 2025 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2025-Q4	Foreign Exchange Impact	Constant Currency Basis 2025-Q4	GAAP Basis 2024-Q4	Reported Change	Constant Currency Change
REVENUE
Active Group	$372.7	$(7.1)	$365.6	$331.7	12.4%	10.2%
Work Group	134.0	(0.6)	133.4	151.1	(11.3)%	(11.7)%
Other	10.8	0.1	10.9	11.9	(9.2)%	(8.4)%
Total	$517.5	$(7.6)	$509.9	$494.7	4.6%	3.1%

RECONCILIATION OF REPORTED OPERATING EXPENSES
TO ADJUSTED OPERATING EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Operating expenses - Fiscal 2025 Q4	$194.5	$(7.9)	$186.6

Operating expenses - Fiscal 2024 Q4	$177.9	$(10.9)	$167.0
(1)Q4 2025 adjustments reflect $5.8 million of reorganization costs and $2.1 million of environmental and other related costs net of recoveries. Q4 2024 adjustments reflect $8.4 million of reorganization costs and $2.5 million of environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Profit - Fiscal 2025 Q4	$48.9	$7.9	$56.8

Operating margin	9.4%		11.0%

Operating Profit - Fiscal 2024 Q4	$37.8	$10.9	$48.7

Operating margin	7.6%		9.9%
(1)Q4 2025 adjustments reflect $5.8 million of reorganization costs and $2.1 million of environmental and other related costs net of recoveries. Q4 2024 adjustments reflect $8.4 million of reorganization costs and $2.5 million of environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2025 Q4	$0.38	$0.07	$0.45	$—	$0.45

EPS - Fiscal 2024 Q4	$0.28	$0.12	$0.40
(1)Q4 2025 adjustments reflect reorganization costs and environmental and other related costs net of recoveries, partially offset by pension gain. Q4 2024 adjustments reflect reorganization costs, environmental and other related costs net of recoveries, and pension settlement costs.

2025 FULL-YEAR RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2025	Foreign Exchange Impact	Constant Currency Basis 2025	GAAP Basis 2024	Reported Change	Constant Currency Change
REVENUE
Active Group	$1,407.8	(15.7)	$1,392.1	$1,246.1	13.0%	11.7%
Work Group	422.2	0.6	422.8	455.3	(7.3)%	(7.1)%
Other	44.3	1.1	45.4	53.6	(17.4)%	(15.3)%
Total	$1,874.3	$(14.0)	$1,860.3	$1,755.0	6.8%	6.0%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestitures (1)	As Adjusted

Revenue - Fiscal 2025	$1,874.3	$—	$1,874.3

Revenue - Fiscal 2024	$1,755.0	$4.6	$1,750.4
(1)2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Divestitures (1)	As Adjusted

Gross Profit - Fiscal 2025	$886.7	$—	$886.7

Gross margin	47.3%		47.3%

Gross Profit - Fiscal 2024	$778.0	$(0.1)	$777.9

Gross margin	44.3%		44.4%
(1)2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING EXPENSES
TO ADJUSTED OPERATING EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	Divestitures (2)	As Adjusted

Operating expenses - Fiscal 2025	$736.5	$(18.9)	$—	$717.6

Operating expenses - Fiscal 2024	$680.5	$(19.1)	$(10.9)	$650.5
(1)2025 adjustments reflect $11.5 million of reorganization costs, $6.6 million of environmental and other related costs net of recoveries and $0.8 million of other costs not related to the Company's ongoing business. 2024 adjustments reflect $28.6 million of reorganization costs and $9.3 million for non-cash impairments of long-lived assets, partially offset by an $8.5 million gain on the sale of businesses, trademarks and long-lived assets and $10.3 million of environmental and other related costs net of recoveries.

(2)2024 adjustments reflect the Sperry business and Wolverine Leathers results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestitures (2)	As Adjusted

Operating Profit - Fiscal 2025	$150.2	$18.9	$—	$169.1

Operating margin	8.0%			9.0%

Operating Profit - Fiscal 2024	$97.5	$19.1	$10.8	$127.4

Operating margin	5.6%			7.3%
(1)2025 adjustments reflect $11.5 million of reorganization costs, $6.6 million of environmental and other related costs net of recoveries and $0.8 million of other costs not related to the Company's ongoing business. 2024 adjustments reflect $28.6 million of reorganization costs and $9.3 million for non-cash impairments of long-lived assets, partially offset by an $8.5 million gain on the sale of businesses, trademarks and long-lived assets and $10.3 million of environmental and other related costs net of recoveries.

(2)2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	Divestitures (2)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2025	$1.14	$0.21	$—	$1.35	$(0.01)	$1.34

EPS - Fiscal 2024	$0.55	$0.21	$0.12	$0.88
(1)2025 adjustments reflect reorganization costs, environmental and other related costs net of recoveries, other costs not related to the Company's ongoing business, and financing transaction costs, partially offset by pension gain. 2024 adjustments reflect reorganization costs, non-cash impairments of long-lived assets, and pension settlement costs, partially offset by gain on the sale of businesses, trademarks and long-lived assets and environmental and other related costs net of recoveries.

(2)2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

2026 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED GUIDANCE,
REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

Revenue - Fiscal 2026 Full Year	$1,960 - $1,985		$1,960 - $1,985

Gross Margin - Fiscal 2026 Full Year	46.0%		46.0%

Operating Margin - Fiscal 2026 Full Year	8.8%	0.3%	9.1%

Diluted EPS - Fiscal 2026 Full Year	$1.31 - $1.46	$0.04	$1.35 - $1.50

Fiscal 2026 Full Year Supplemental information:

Net Earnings	$110 - $122	$4	$114 - $126

Net Earnings used to calculate diluted earnings per share	$107 - $119	$3	$110 - $122

Shares used to calculate diluted earnings per share	81.5		81.5
(1)2026 adjustments reflect estimated environmental and other related costs net of recoveries.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, pension settlement and curtailment gains and losses, financing transaction costs, gain on sale of business, trademarks and long-lived assets, other costs not related to the Company's ongoing business, and costs associated with divestitures were excluded. The financial results of the ongoing business for 2024 exclude financial results from the Sperry business. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.